EXHIBIT 99.1
BRP GROUP, INC. ANNOUNCES FIRST QUARTER 2021 RESULTS
- First Quarter 2021 Revenue Grew 182% Year-Over-Year to $152.8 Million -
- First Quarter 2021 Organic Revenue Growth of 14% -
TAMPA, FLORIDA - May 10, 2021 - BRP Group, Inc. (“BRP Group” or the “Company”) (NASDAQ: BRP), a rapidly growing independent insurance distribution firm announced its results for the first quarter ended March 31, 2021.
FIRST QUARTER 2021 HIGHLIGHTS AND SUBSEQUENT EVENT UPDATE
•Revenue increased 182% year-over-year to $152.8 million
•Pro Forma Revenue(1) grew 171% year-over-year to $153.3 million
•Organic Revenue Growth(2) was 14% year-over-year
•“MGA of the Future” revenue grew 56% year-over-year to $17.2 million
•GAAP net income of $30.6 million and GAAP diluted earnings per share attributable to BRP Group of $0.32
•Adjusted Net Income(3) of $42.5 million, or $0.44(3) per fully diluted share
•Net income margin of 20%, compared to 9% in the prior-year period
•Adjusted EBITDA(4) grew 276% to $52.7 million, compared to $14.0 million in the prior-year period
•Adjusted EBITDA Margin(4) of 35%, compared to 26% in the prior-year period
•Pro Forma Adjusted EBITDA(5) of $52.8 million and Pro Forma Adjusted EBITDA Margin(5) of 34%
•“MGA of the Future” policies in force grew by 41,744 to 566,114 at March 31, 2021. Comparatively, in the first quarter 2020, policies in force grew sequentially by 26,929
•Closed two Partner acquisitions during the first quarter 2021 that generated total annualized revenue(6) of approximately $4.0 million for the 12-month period pre-acquisition; subsequent to March 31, 2021, closed three Partner acquisition that generated total annualized revenue(6) of approximately $4.6 million for the 12-month period pre-acquisition
“Momentum from 2020 carried nicely into the first quarter of 2021, as we nearly tripled total revenues on a year-over-year basis to $152.8 million, while continuing to deliver double-digit organic growth,” said Trevor Baldwin, Chief Executive Officer of BRP Group. “In the first quarter, we saw excellent performances from our late 2020 acquisitions of three of Business Insurance’s Top 100 largest U.S. brokers, as well as continued rapid expansion of our ‘MGA of the Future’ platform. Most importantly, March was the strongest month of the first quarter and we saw further acceleration across the business into April and early May.”

LIQUIDITY AND CAPITAL RESOURCES
As of March 31, 2021, cash and cash equivalents were $90.5 million and there was $384.8 million of long-term debt outstanding. The Company had aggregate borrowing capacity of $400.0 million under its revolving credit facility.
WEBCAST AND CONFERENCE CALL INFORMATION
BRP Group will host a webcast and conference call to discuss first quarter 2021 results today at 5:00 PM ET. A live webcast and a slide presentation of the conference call will be available on BRP Group’s investor relations website at ir.baldwinriskpartners.com. The dial-in number for the conference call is (877) 451-6152 (toll-free) or (201) 389-0879 (international). Please dial the number 10 minutes prior to the scheduled start time.
A webcast replay of the call will be available at ir.baldwinriskpartners.com for one year following the call.
ABOUT BRP GROUP, INC.
BRP Group, Inc. (NASDAQ: BRP) is a rapidly growing independent insurance distribution firm delivering tailored insurance and risk management insights and solutions that give our Clients the peace of mind to pursue their purpose, passion and dreams. We are innovating the industry by taking a holistic and tailored approach to risk management, insurance and employee benefits, and support our Clients, Colleagues, Insurance Company Partners and communities through the deployment of vanguard resources and capital to drive our growth. BRP represents over 600,000 Clients across the United States and internationally. For more information, please visit www.baldwinriskpartners.com.
FOOTNOTES
(1)    Pro Forma Revenue is a non-GAAP measure. Reconciliation of Pro Forma Revenue to commissions and fees, the most directly comparable GAAP financial measure, is set forth in the reconciliation table accompanying this release.
(2)    Organic Revenue for the three months ended March 31, 2020 used to calculate Organic Revenue Growth for the three months ended March 31, 2021 was $54.2 million, which is adjusted to reflect revenues from Partnerships that reach the 12-month owned mark during the three months ended March 31, 2021. Organic Revenue is a non-GAAP measure. Reconciliation of Organic Revenue to commissions and fees, the most directly comparable GAAP financial measure, is set forth in the reconciliation table accompanying this release.
(3)    Adjusted Net Income and Adjusted Diluted EPS are non-GAAP measures. Reconciliation of Adjusted Net Income to net income (loss) attributable to BRP Group, Inc. and reconciliation of Adjusted Diluted EPS to diluted earnings (loss) per share, the most directly comparable GAAP financial measures, are set forth in the reconciliation table accompanying this release.
(4)    Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, is set forth in the reconciliation table accompanying this release.
(5)    Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin are non-GAAP measures. Reconciliation of Pro Forma Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, is set forth in the reconciliation table accompanying this release.
(6)    Annualized revenue represents the aggregate revenues of Partners acquired during the relevant period presented, for the most recent trailing 12-month period prior to acquisition by the Company, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit.

NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP Group’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.
Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s Annual Report on Form 10-K for the year ended December 31, 2020 and in BRP Group’s other filings with the SEC, which are available free of charge on the Securities and Exchange Commission's website at: www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.
CONTACTS
INVESTOR RELATIONS
Bonnie Bishop
Investor Relations
(813) 259-8032
IR@baldwinriskpartners.com

PRESS
Rachel Carr
Baldwin Risk Partners
(813) 418-5166
Rachel.carr@baldwinriskpartners.com

BRP GROUP, INC.
Condensed Consolidated Statements of Comprehensive Income
(Unaudited)

	For the Three Months Ended March 31,
(in thousands, except share and per share data)	2021	2020
Revenues:
Commissions and fees	$152,828	$54,159

Operating expenses:
Commissions, employee compensation and benefits	89,375	34,548
Other operating expenses	17,568	8,885
Amortization expense	10,537	3,596
Change in fair value of contingent consideration	(1,503)	1,661
Depreciation expense	594	165
Total operating expenses	116,571	48,855

Operating income	36,257	5,304

Interest expense, net	(5,643)	(585)

Income before income taxes	30,614	4,719
Income tax provision	—	12
Net income	30,614	4,707
Less: net income attributable to noncontrolling interests	16,001	3,239
Net income attributable to BRP Group, Inc.	$14,613	$1,468

Comprehensive income	$30,614	$4,707
Comprehensive income attributable to noncontrolling interests	16,001	3,239
Comprehensive income attributable to BRP Group, Inc.	14,613	1,468

Basic earnings per share	$0.33	$0.08
Diluted earnings per share	$0.32	$0.07
Weighted-average shares of Class A common stock outstanding - basic	44,255,011	19,481,721
Weighted-average shares of Class A common stock outstanding - diluted	45,783,086	19,816,363

BRP GROUP, INC.
Condensed Consolidated Balance Sheets
(Unaudited)

(in thousands, except share and per share data)	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$90,544	$108,462
Restricted cash	32,003	33,560
Premiums, commissions and fees receivable, net	206,594	155,501
Prepaid expenses and other current assets	4,643	4,447
Due from related parties	—	19
Total current assets	333,784	301,989
Property and equipment, net	11,577	11,019
Other assets	14,795	11,084
Intangible assets, net	547,751	554,320
Goodwill	669,126	651,502
Total assets	$1,577,033	$1,529,914
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Premiums payable to insurance companies	$143,586	$135,576
Producer commissions payable	33,711	24,260
Accrued expenses and other current liabilities	41,418	47,490
Due to related parties	155	—
Current portion of long-term debt	4,000	4,000
Current portion of contingent earnout liabilities	27,467	6,094
Total current liabilities	250,337	217,420
Long-term debt, less current portion	380,826	381,382
Contingent earnout liabilities, less current portion	137,816	158,725
Other liabilities	2,408	2,419
Total liabilities	771,387	759,946
Commitments and contingencies
Mezzanine equity:
Redeemable noncontrolling interest	125	98
Stockholders’ equity:
Class A common stock, par value $0.01 per share, 300,000,000 shares authorized; 45,925,711 and 44,953,166 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	460	450
Class B common stock, par value $0.0001 per share, 100,000,000 shares authorized; 49,715,644 and 49,828,383 shares issued and outstanding at March 31, 2021 and December 31, 2020, respectively	5	5
Additional paid-in capital	398,885	392,139
Accumulated deficit	(9,733)	(24,346)
Notes receivable from stockholders	(349)	(465)
Total stockholders’ equity attributable to BRP Group, Inc.	389,268	367,783
Noncontrolling interest	416,253	402,087
Total stockholders’ equity	805,521	769,870
Total liabilities, mezzanine equity and stockholders’ equity	$1,577,033	$1,529,914

BRP GROUP, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2021	2020
Cash flows from operating activities:
Net income	$30,614	$4,707
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,131	3,761
Change in fair value of contingent consideration	(1,503)	1,661
Share-based compensation expense	3,542	1,139
Amortization of deferred financing costs	693	76
Changes in operating assets and liabilities, net of effect of acquisitions:
Premiums, commissions and fees receivable, net	(50,364)	(5,221)
Prepaid expenses and other current assets	(636)	(634)
Due from related parties	174	9
Accounts payable, accrued expenses and other current liabilities	9,636	(527)
Net cash provided by operating activities	3,287	4,971
Cash flows from investing activities:
Capital expenditures	(1,000)	(583)
Cash consideration paid for business combinations, net of cash received	(17,358)	(39,305)
Net cash used in investing activities	(18,358)	(39,888)
Cash flows from financing activities:
Proceeds from revolving line of credit	—	20,000
Payments on long-term debt	(1,000)	—
Payments of debt issuance costs	(59)	(230)
Purchase of interest rate caps	(3,461)	—
Proceeds from repayment of stockholder notes receivable	116	41
Net cash provided by (used in) financing activities	(4,404)	19,811
Net decrease in cash and cash equivalents and restricted cash	(19,475)	(15,106)
Cash and cash equivalents and restricted cash at beginning of period	142,022	71,071
Cash and cash equivalents and restricted cash at end of period	$122,547	$55,965

NON-GAAP FINANCIAL MEASURES
Adjusted EBITDA, Adjusted EBITDA Margin, Organic Revenue, Organic Revenue Growth, Adjusted Net Income, Adjusted Diluted Earnings Per Share (“EPS”), Pro Forma Revenue, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin are not measures of financial performance under GAAP and should not be considered substitutes for GAAP measures, including commissions and fees (for Organic Revenue, Organic Revenue Growth and Pro Forma Revenue), net income (loss) (for Adjusted EBITDA, Adjusted EBITDA Margin, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin), net income (loss) attributable to BRP Group, Inc. (for Adjusted Net Income) or diluted earnings (loss) per share (for Adjusted Diluted EPS), which we consider to be the most directly comparable GAAP measures. These non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these non-GAAP financial measures in isolation or as substitutes for commissions and fees, net income (loss), net income (loss) attributable to BRP Group, Inc. or other consolidated income statement data prepared in accordance with GAAP. Other companies in our industry may define or calculate these non-GAAP financial measures differently than we do, and accordingly these measures may not be comparable to similarly titled measures used by other companies.
Adjusted EBITDA eliminates the effects of financing, depreciation, amortization and change in fair value of contingent consideration. We define Adjusted EBITDA as net income (loss) before interest, taxes, depreciation, amortization, change in fair value of contingent consideration and certain items of income and expense, including share-based compensation expense, transaction-related expenses related to Partnerships including severance, and certain non-recurring costs, including those related to raising capital. We believe that Adjusted EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance, and that the presentation of this measure enhances an investor’s understanding of our financial performance.
Adjusted EBITDA Margin is Adjusted EBITDA divided by commissions and fees. Adjusted EBITDA Margin is a key metric used by management and our board of directors to assess our financial performance. We believe that Adjusted EBITDA Margin is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance, and that the presentation of this measure enhances an investor’s understanding of our financial performance. We believe that Adjusted EBITDA Margin is helpful in measuring profitability of operations on a consolidated level.
Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools. For example, Adjusted EBITDA and Adjusted EBITDA Margin:
•do not reflect any cash capital expenditure requirements for the assets being depreciated and amortized that may have to be replaced in the future;
•do not reflect changes in, or cash requirements for, our working capital needs;
•do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations;
•do not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;
•do not reflect share-based compensation expense and other non-cash charges; and

•exclude certain tax payments that may represent a reduction in cash available to us.
We calculate Organic Revenue Growth based on commissions and fees for the relevant period by excluding the first twelve months of commissions and fees generated from new Partners. Organic Revenue Growth is the change in Organic Revenue period-to-period, with prior period results adjusted for Organic Revenues that were excluded in the prior period because the relevant Partners had not yet reached the twelve-month owned mark, but which reach the twelve-month owned mark in the current period. For example, revenues from a Partner acquired on June 1, 2020 are excluded from Organic Revenue for 2020. However, after June 1, 2021, results from June 1, 2020 to December 31, 2020 for such Partners are compared to results from June 1, 2021 to December 31, 2021 for purposes of calculating Organic Revenue Growth in 2021. Organic Revenue Growth is a key metric used by management and our board of directors to assess our financial performance. We believe that Organic Revenue and Organic Revenue Growth are appropriate measures of operating performance as they allow investors to measure, analyze and compare growth in a meaningful and consistent manner.
Adjusted Net Income is presented for the purpose of calculating Adjusted Diluted EPS. We define Adjusted Net Income as net income (loss) attributable to BRP Group, Inc. adjusted for amortization, change in fair value of contingent consideration and certain items of income and expense, including share-based compensation expense, transaction-related expenses related to Partnerships including severance, and certain non-recurring costs that, in the opinion of management, significantly affect the period-over-period assessment of operating results, and the related tax effect of those adjustments.
Adjusted Diluted EPS measures our per share earnings excluding certain expenses as discussed above and assuming all shares of Class B common stock were exchanged for Class A common stock. Adjusted Diluted EPS is calculated as Adjusted Net Income divided by adjusted dilutive weighted-average shares outstanding. We believe Adjusted Diluted EPS is useful to investors because it enables them to better evaluate per share operating performance across reporting periods.
Pro Forma Revenue reflects GAAP revenue (commissions and fees), plus revenue from Partnerships in the unowned periods.
Pro Forma Adjusted EBITDA takes into account Adjusted EBITDA from Partnerships in the unowned periods and eliminates the effects of financing, depreciation and amortization. We define Pro Forma Adjusted EBITDA as pro forma net income (loss) before interest, taxes, depreciation, amortization, change in fair value of contingent consideration and certain items of income and expense, including share-based compensation expense, transaction-related expenses related to Partnerships including severance, and certain non-recurring costs, including those related to raising capital. We believe that Pro Forma Adjusted EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance, and that the presentation of this measure enhances an investor’s understanding of our financial performance.
Pro Forma Adjusted EBITDA Margin is Pro Forma Adjusted EBITDA divided by Pro Forma Revenue. Pro Forma Adjusted EBITDA is a key metric used by management and our board of directors to assess our financial performance. We believe that Pro Forma Adjusted EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance, and that the presentation of this measure enhances an investor’s understanding of our financial performance. We believe that Pro Forma Adjusted EBITDA Margin is helpful in measuring profitability of operations on a consolidated level.

Adjusted EBITDA and Adjusted EBITDA Margin
The following table reconciles Adjusted EBITDA and Adjusted EBITDA Margin to net income, which we consider to be the most directly comparable GAAP financial measure to Adjusted EBITDA and Adjusted EBITDA Margin:

	For the Three Months Ended March 31,
	2021	2020
Commissions and fees	$152,828	$54,159

Net income	$30,614	$4,707
Adjustments to net income:
Amortization expense	10,537	3,596
Interest expense, net	5,643	585
Share-based compensation	3,542	1,139
Transaction-related Partnership expenses	2,445	1,848
Change in fair value of contingent consideration	(1,503)	1,661
Depreciation expense	594	165
Severance related to Partnership activity	—	53
Income tax provision	—	12
Other	859	266
Adjusted EBITDA	$52,731	$14,032
Adjusted EBITDA Margin	35%	26%

Organic Revenue and Organic Revenue Growth
The following table reconciles Organic Revenue to commissions and fees, which we consider to be the most directly comparable GAAP financial measure to Organic Revenue:

	For the Three Months Ended March 31,
(in thousands, except percentages)	2021	2020
Commissions and fees	$152,828	$54,159
Partnership commissions and fees (1)	(91,215)	(22,868)
Organic Revenue	$61,613	$31,291
Organic Revenue Growth (2)	$7,447	$1,454
Organic Revenue Growth % (2)	14%	5%
__________
(1)    Includes the first twelve months of such commissions and fees generated from newly acquired Partners. Amount is reduced by approximately $830,000 for the timing of certain cash receipts that were fully constrained under ASC 606 in the post-partnership period for our partnership with Agency RM, which closed February 1, 2020.
(2)    Organic Revenue for the three months ended March 31, 2020 used to calculate Organic Revenue Growth for the three months ended March 31, 2021 was $54.2 million, which is adjusted to reflect revenues from Partnerships that reached the twelve-month owned mark during the three months ended March 31, 2021.

Adjusted Net Income and Adjusted Diluted EPS
The following table reconciles Adjusted Net Income to net income attributable to BRP Group, Inc. and reconciles Adjusted Diluted EPS to diluted earnings per share attributable to BRP Group, Inc. Class A common stock:

	For the Three Months Ended March 31,
(in thousands, except per share data)	2021	2020
Net income attributable to BRP Group, Inc.	$14,613	$1,468
Net income attributable to noncontrolling interests	16,001	3,239
Amortization expense	10,537	3,596
Share-based compensation	3,542	1,139
Transaction-related Partnership expenses	2,445	1,848
Change in fair value of contingent consideration	(1,503)	1,661
Amortization of deferred financing costs	693	76
Severance related to Partnership activity	—	53
Other	859	266
Adjusted pre-tax income	47,187	13,346
Adjusted income taxes (1)	4,672	1,321
Adjusted Net Income	$42,515	$12,025

Weighted-average shares of Class A common stock outstanding - diluted	45,783	19,816
Exchange of Class B shares (2)	49,789	43,541
Adjusted dilutive weighted-average shares outstanding	95,572	63,357

Adjusted Diluted EPS	$0.44	$0.19

Diluted earnings per share	$0.32	$0.07
Other adjustments to earnings per share	0.17	0.14
Adjusted income taxes per share	(0.05)	(0.02)
Adjusted Diluted EPS	$0.44	$0.19
___________
(1)    Represents corporate income taxes at assumed effective tax rate of 9.9% applied to adjusted pre-tax income.
(2)    Assumes the full exchange of Class B shares for Class A common stock pursuant to the Amended LLC Agreement.
Pro Forma Revenue
The following table reconciles Pro Forma Revenue to commissions and fees, which we consider to be the most directly comparable GAAP financial measure to Pro Forma Revenue:

	For the Three Months Ended March 31,
(in thousands)	2021	2020
Commissions and fees	$152,828	$54,159
Revenue for Partnerships in the unowned period (1)	468	2,391
Pro Forma Revenue	$153,296	$56,550
___________
(1)    The adjustments for the three months ended March 31, 2021 reflect commissions and fees revenue for LeaseTrack and Medicare Help Now as if the Company had acquired the Partners on January 1, 2021. The adjustments for the three months ended March 31, 2020 reflect commissions and fees revenue for AgencyRM LLC and VibrantUSA Inc. as if the Company had acquired the Partners on January 1, 2020. This unaudited pro forma information should not be relied upon as being indicative of the historical results that would have been obtained if the acquisitions had occurred on that date, nor the results that may be obtained in the future.

Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin
The following table reconciles Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin to net income, which we consider to be the most directly comparable GAAP financial measure to Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin:

	For the Three Months Ended March 31,
(in thousands)	2021	2020
Pro Forma Revenue	$153,296	$56,550

Net income	$30,614	$4,707
Net income (loss) for Partnerships in the unowned period (1)	(4)	1,210
Pro Forma Net Income	30,610	5,917
Adjustments to pro forma net income:
Amortization expense	10,633	3,657
Interest expense, net	5,643	585
Share-based compensation	3,542	1,139
Transaction-related Partnership expenses	2,445	1,848
Change in fair value of contingent consideration	(1,503)	1,661
Depreciation expense	594	165
Severance related to Partnership activity	—	53
Income tax provision	—	12
Other	859	266
Pro Forma Adjusted EBITDA	$52,823	$15,303
Pro Forma Adjusted EBITDA Margin	34%	27%
___________
(1)    The adjustments for the three months ended March 31, 2021 reflect commissions and fees revenue for LeaseTrack and Medicare Help Now as if the Company had acquired the Partners on January 1, 2021. The adjustments for the three months ended March 31, 2020 reflect commissions and fees revenue for AgencyRM LLC and VibrantUSA Inc. as if the Company had acquired the Partners on January 1, 2020. This unaudited pro forma information should not be relied upon as being indicative of the historical results that would have been obtained if the acquisitions had occurred on that date, nor the results that may be obtained in the future.

COMMONLY USED DEFINED TERMS
The following terms have the following meanings throughout this press release unless the context indicates or requires otherwise:
Clients    Our insureds
Colleagues    Our employees
GAAP    Accounting principles generally accepted in the United States of America
Partners    Companies that we have acquired, or in the case of asset acquisitions, the producers
Partnerships    Strategic acquisitions made by the Company